UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): Dec 7, 2009


                              SOLARGY SYSTEMS INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   001-32528                  26-398 7655
            ------                   ---------                  ------ ----
 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)


                   1717 N BAYSHORE DRIVE MIAMI FLORIDA 33132
                   -----------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (305) 496 0353
                                 --------------
              (Registrant's telephone number, including area code)


                 (6464 N W 5th Way Ft. Lauderdale Florida 33309)
                 ----------------------------------------------
                                 Former Address


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT OR CHANGE IN CORPORATE STRUCTURE

Solargy Systems Inc has executed an Advisory, Structuring and Capital Raising Proposal and Engagement with an investment bank, CGI Capital Holdings to prepare and take to market a 144a secured bond offering. 144A offerings are usually in excess of $100,000,000 and are only available to Qualified Institutional Investors.(QIB)

A copy of the press release is filed herewith as Exhibit 10.1. A copy of the press release is filed herewith as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT  NO.      DESCRIPTION


99.1              Press Release, dated Dec 7, 2009























































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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  Dec 7, 2009
                                                  Solargy Systems Inc


                                                  By: /s/ C. Michael Nurse

                                                  Name:   C. Michael Nurse
                                                  Title: Chief Executive Officer




























































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

EXHIBIT 99.1


      SOLARGY SYSTEMS INC RETAINS INVESTMENT BANK TO PREPARE 144A OFFERING
      --------------------------------------------------------------------

Ft. Lauderdale, December 7,2009 Solargy Systems Inc. "SLGS-PK" . Solargy Systems Inc has announced the company has signed an engagement agreement with CGI Capital Holdings, a US investment bank . CGI will advise Solargy on various funding options and prepare a 144a bond offering.

C M Nurse noted "In the last several months we have been reviewing proposals from various entities and we have selected CGI, based on their familiarity with government programs in the alternative energy sector as well as their contacts in the capital markets. We believe that CGI will be able to successfully place the bond offering for us.

The basic structure of the 144a effort will be a secured bond offering, using the term sheets and executed power purchase agreements we have in place already. The thirty (30) % tax incentive being offered by the federal Government as part of the Stimulus package enacted this past summer ,will be used as equity in the offering. We hope that we can have the offering prepared and ready for market by early 2010"

Solargy Systems Inc, is a systems integrator of alternative energy technologies.

This press release contains "forward-looking" statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). All statements that are included in this press release other than statements of historical fact are "forward-looking" statements. Although Solargy Systems Inc believes that the expectations reflecting in these forward-looking statements are reasonable, it can give no assurance that such expectations will materialize. Important factors could cause actual results to differ materially from the expectations as disclosed herein, including without limitation, in conjunction with these forward-looking statements contained in this press release.

SOURCE: Solargy Systems Inc,

CONTACT:          Solargy Systems Inc
                  C. Nurse, 305 496 0353
                  http://www.solargysystemsinc.com
                  cnurse@solargysystemsinc.com